UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ X ] Definitive Information Statement

RT TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, Par Value $0.001

Series A Preferred Stock, Par Value $0.001

2) Aggregate number of securities to which transaction applies:

25,000,000 shares outstanding of Common Stock

1,000,000 shares outstanding of Series A Preferred Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

1

151 Shengli Avenue North, Jixing Building

Shijiazhuang, Hebei Province, P.R.China

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF RT TECHNOLOGIES, INC.:

To the Shareholders of RT Technologies, Inc.:

We are sending this notice of stockholder action by written consent of a majority of the shareholders of RT Technologies, Inc. (the “Company,” the “Corporation” or “RTTE”) to provide you with notice that a majority of our shareholders have voted to approve the following actions:

1.                   Change our corporate name from RT Technologies, Inc. to CAM Group, Inc.

2.             Removed Mr. Zhang ZiJian and Ms. Fong Fung Yi Precia as Directors of the Company and appoint Mr. Enrique Marchese as Independent Director of the Company.

RTTE Common Stock currently is quoted on the Over-The-Counter Bulletin Board under the symbol “RTTE”. The most recent reported closing price of RTTE Common Stock on September 4, 2012 was $4.00 per share.

The holders of a majority of our outstanding Common Stock and Series A Preferred Stock, owning approximately 92.12% of the voting securities of the Company, have executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about September 10, 2012.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the holders of a majority of our Common and Preferred Stock satisfies any applicable stockholder voting requirement of the Nevada Code and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

                                                                                  On behalf of the Board of Directors,

                                                    /s/ Weiheng Cai

                                                            Director

This Proxy Statement is dated September 5, 2012, and is being first mailed to RTTE shareholders on or about September 10, 2012.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel at (646)-807-9094. For a written request, mail request to 50 West Liberty Street, Suite 880, Reno, Nevada 89501. To obtain timely delivery, security holders must request the information no later than five business days before September 10, 2012.

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

RT TECHNOLOGIES, INC.

Contents

Section

Introduction	4

Item 1. Information Required by Items of Schedule 14A	4

A. No Time, Place or Date for Meeting of Shareholders	4
B. Revocability of proxy	4
C. Dissenters' Rights	5
D. Persons Making the Solicitation	5
E. Interest of Certain Person in Matters to be Acted Upon	5
F. Voting Securities and Principal Holders Thereof	5
G. Directors and Executive Officers	7
H. Compensation of Directors and Executive Officers	9
I. Independent Public Accountants	9
J. Compensation Plans	9
K. Authorization or Issuance of Securities Otherwise than for Exchange	10
L. Modification of Exchange of Securities	10
M. Financial and Other Information	10
N. Mergers, Consolidations, Acquisitions and Similar Matters	10
O. Acquisition or Disposition of Property	11
P. Restatement of Accounts	11
Q. Action with Respect to Reports	11
R. Matters not Required to be Submitted	11
S. Amendment of Charter, Bylaws or Other Documents	11
T. Other Proposed Action	11
U. Voting Procedures	11
V. Information Required in Investment Company Proxy Statement	11
W. Delivery of documents to security holders sharing an address	11

Item 2. Statements that Proxies are not Solicited	12

Item 3. Interest of Certain Persons or Opposition to Matters to Be Acted Upon	12

Item 4. Proposals by Security Holders	12

Item 5. Delivery of documents to security holders sharing an address	12

Signatures	12

3

RT TECHNOLOGIES, INC.

151 Shengli Avenue North, Jixing Building

Shijiazhuang, Hebei Province, P.R.China

INFORMATION STATEMENT

September 5, 2012

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about September 10, 2012 to the record shareholders of RT Technologies, Inc. at the close of business on September 5, 2012. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the Record Date, we had 25,000,000 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock outstanding. Each outstanding share of Common Stock is entitled to one vote per share and each share of Series A Preferred Stock is entitled to one hundred votes per share.

This Information Statement constitutes notice to our shareholders of corporate action by shareholders without a meeting as required by the Section 78.320 of the Nevada Revised Statutes.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of RTTE.

The Board of Directors has recommended and the majority shareholder of RTTE has adopted resolutions to effect the actions listed below in Item 1 of this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to RTTE’ shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "RTTE". Information about us can be found in our April 24, 2012 Current Report filed on Form 8-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about September 10, 2012 to the holders of Common Stock as of the Record Date of August 13, 2012.

B. REVOCABILITY OF PROXY

We are not asking you for a proxy and you are requested not to send us a proxy. The revocability of a proxy is therefore not applicable.

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C. DISSENTERS' RIGHTS

RTTE is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Code. No dissenters' rights under the Nevada Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

D. PERSONS MAKING THE SOLICITATION

This solicitation is being made by RTTE. This Information Statement is being mailed on or about September 10, 2012 to the shareholders of record RTTE at the close of business on August 13, 2012.

E. INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON.

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

F. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On August 13, 2012 our Board of Directors approved the proposal to change the name of the company from RT Technologies, Inc. to CAM Group, Inc.  The name change will be effected by means of an amendment to the articles of incorporation of the Company in accordance with applicable Nevada state laws. The action was approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 92.12% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of August 13, 2012 (the "Record Date"), RTTE had 25,000,000 shares of Common Stock issued and outstanding out of 90,000,000 authorized shares of Common Stock. As of the Record Date RTTE had 1,000,000 shares of Series A Preferred Stock issued and outstanding out of 10,000,000 authorized shares of Series A Preferred Stock.

Holders of record of the Common Stock and Series A Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders. Each share Common Stock was entitled to one vote and each share of Series A Preferred Stock was entitled to one hundred votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS OF AUGUST 13, 2012:

The classes of equity securities of RTTE issued and outstanding are Common Stock, $0.001 par value and Series A Preferred Stock, $0.001 par value.

The table on the following page sets forth, as of August 13, 2012, certain information with respect to the Common Stock owned by (i) each Director, nominee and executive officer of RTTE; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 25,000,000 shares of Common Stock outstanding as of August 13, 2012.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(2)
Precursor Management, Inc.(3) P.O.BOX 957 Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	3,375,000	13.5%
Wang Yichuan Room601,Building #4,Capital Stadium South Road20, Haidian District, Beijing, P. R. China Chief Executive Officer and Director	4,500,000	18%
Ka Siuping Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong Kong	4,725,000	18.9%
Peng Guojiang House Unit 3,Room502,Building #2, CunnanStreet#2, QiaodongDistrict, Shijiazhuang City, Hebei Province P. R. China Director	8,550,000	34.2%
Fong, Fung Yi Precia House 23, JC Castle, 18 Shan Tong Road, Tai Po, N.T. Director	225,000	0.09%
Weiheng Cai 14/F, 106Huangpu Ave W, Tianhe Guangzhou, P.R. China Director and President	-	-
Betty Tsang 14/F, 106Huangpu Ave W, Tianhe Guangzhou, P.R. China Chief Financial Officer	-	-
Zhang Zi Jian Room#3B08, 3/F Dianwuzhonghe Building, ZhanYizhiStreet,Tianshou Road, Guangzhou,P.R. China Director	-	-
Chen Li Jun Pingan Nan Big Street#10, Shijiazhuang City, Hebei Province, P.R.China Chairman	-	-
Enrique Marchese Room#3B08, 3/F Dianwuzhonghe Building, ZhanYizhiStreet,Tianshou Road, Guangzhou,P.R. China Independent Director	-	-
Directors and Officers as a Group	21,150,000	84.6%

All directors and executive officers as a group (person)

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2)     Based on 25,000,000 shares of Common Stock outstanding.

(3)     Weiheng Cai our President and Director is also the President of Precursor Management, Inc.

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The table on the following page sets forth, as of August 13, 2012, certain information with respect to the Series A Preferred Stock owned by (i) each Director, nominee and executive officer of RTTE; (ii) each person who owns beneficially more than 5% of the Series A Preferred Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 1,000,000 shares of Series A Preferred Stock outstanding as of August 13, 2012.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Preferred Stock(2)
Precursor Management, Inc.(3) P.O.BOX 957 Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	150,000	15%
Wang Yichuan Room601,Building #4,Capital Stadium South Road20, Haidian District, Beijing, P. R. China Chief Executive Officer and Director	200,000	20%
Ka Siuping Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong Kong	210,000	21%
Peng Guojiang House Unit 3,Room502,Building #2, CunnanStreet#2, QiaodongDistrict, Shijiazhuang City, Hebei Province P. R. China Director	380,000	38%
Weiheng Cai 14/F, 106Huangpu Ave W, Tianhe Guangzhou, P.R. China Director and President	-	-
Betty Tsang 14/F, 106Huangpu Ave W, Tianhe Guangzhou, P.R. China Chief Financial Officer	-	-
Chen Li Jun Pingan Nan Big Street#10, Shijiazhuang City, Hebei Province, P.R.China Chairman	-	-
Fong, Fung Yi Precia House 23, JC Castle, 18 Shan Tong Road, Tai Po, N.T. Director	10,000	1%
Zhang Zi Jian Room#3B08, 3/F Dianwuzhonghe Building, ZhanYizhiStreet,Tianshou Road, Guangzhou,P.R. China Director	-	-
Enrique Marchese Room#3B08, 3/F Dianwuzhonghe Building, ZhanYizhiStreet,Tianshou Road, Guangzhou,P.R. China Independent Director	-	-
Directors and Officers as a Group	950,000	95%

All directors and executive officers as a group (person)

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2)     Based on 1,000,000 shares of Series A Preferred Stock outstanding.

(3)     Weiheng Cai our President and Director is also the President of Precursor Management, Inc.

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G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Title
Chen Li Jun	56	Chairman
Cai Wei Heng	40	Director and President
Peng Guo Jiang	47	Director and Vice President
Wang Yi Chuan	52	Director and CEO
Enrique Marchese	46	Independent Director
Betty Tsang	32	CFO

The following is a summary of the biographical information of our current directors and executive officers:

Chen Li Jun – Chairman

Mr. Chen, has more than 22 years of experience in the Chinese agricultural market. Since 1998, he has held the position of President and General Manager of Hebei Agricultural Means of Production Co. Ltd., one of the top 500 state owned companies in the Chinese services industry. He has earned various awards ofentrepreneurship in Hebei province, includinga National China Co-Op System Working Model award. Through his leadership Hebei Agricultural Means of Production Co. Ltd. has become part of the China Co-Op System Pioneer Group, has been accredited as a Hebei Province Upstanding Enterprise, a Hebei Province Top 100 company, and a Hebei Province Civilized Unit.

Cai Wei Heng - President

Mr. Cai is the president of Precursor Management, Inc. (“PMI”). PMI is a financial consulting firm providing financial and business consulting for growing companies in the US, China and Canada. The investment portfolio currently managed by PMI focuses on agriculture and industrial, mining, real estate and emerging green energy industries. Mr. Cai graduated from North Carolina State University, in 1994 and took a position as senior manager responsible for systems applications at the Hong Kong Karrie Group in 1996. In 1997, he established Cyberlink Technology Co., Ltd. (CTC) in Guangzhou, China and developed CTC into a leading broadband service provider in China until 2000 when 85% of the company’s shares were sold to Bear Stearn Companies Inc.

Peng Guo Jiang - Director

Mr. Peng has more than 24 years of experience in Chinese agricultural market. He has worked as the assistant general manager for Hebei Agricultural Means of Production Co. Ltd. until 2006. He is currently the Vice General Manager of Hebei Agricultural Means of Production Co. Ltd., a National Civilized Industry Pioneer Company. He helped expanded the company network to 19 offices, 12 logistic centers and 120 distribution centers which cover more than 16,000 retail locations in Hebei province. Mr. Peng’s leadership was also vital to the successful completion of the “Thousand villages marketing project” organized by Ministry of Commerce of the People’s Republic of China.

Wang Yi Chuan – Director and CEO Mr. Wang was a member of the PRC military from 1978 to 1993 where he developed significant leadership skills and logistics experience. In 1996 he successfully founded a conference tourism and inspection company called Tianpeng Holiday B&T Development Co., Ltd., in Beijing, PRC. Mr. Wang has more than 15 years’ experience travelling to various countries for governmental purposes and meeting with government officials. He has a developed business acumen and a proven track record of entrepreneurship and success.

Enrique Marchese – Independent Director

Mr. Enrique Marchese, age 46, has been running his own corporate and investment advisory firm since 2009. Enrique is an experienced investment banker having completed a broad range of public and private financing and M&A advisory assignments across the globe. His industry experience covers chemicals, transportation, manufacturing, retailing, consumer products and consumer internet. Mr. Marchese began his investment banking career at Donaldson, Lufkin & Jenrette in 1996 and subsequently held positions at Merrill Lynch and Deutsche Bank. Enrique also gained experience in global logistics and supply chain management while serving in the U.S. Navy.

Mr. Marchese graduated with an M.B.A. from the Booth School at the University of Chicago and holds a B.S. from the United States Naval Academy.

Betty Tsang - CFO

Ms. Tsang, majored in accounting, and graduated in Guangdong University of Technology in 2002. She has worked as an accountant for approximately 10 years and has been responsible for the strategic planning, corporate finance, and accounting at CAMG. Ms. Tsang previously worked for 4 years at Guangzhou Buge Real Estate Investment Ltd., and 3 years at Guangzhou Greentree Consultant Ltd. She is a licensed CPA in China and has significant pre-audit experience for financial statements presented in U.S. GAAP.

Except as otherwise reported above, none of our directors hold directorships in other reporting companies.

There are no family relationships among our directors or officers.

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Directors and Officers of the PRC Subsidiaries

The following table sets forth certain information as concerning executive officers of each of the PRC Subsidiaries:

Name	Age	Position
Chen Li Jun	56	President of China Agriculture Media (Hebei) Co. Ltd.

Audit Committee

We do not have an audit committee.

Audit Committee Financial Expert

We do not have an “audit committee financial expert” as defined by Item 401(h) in Regulation S-K as promulgated by the Securities and Exchange Commission.

Compensation Committee

We do not have a compensation committee.

Nominating Committee

We do not have a nominating committee.

Code of Ethics

We do not have a code of ethics but we plan to adopt one in the near future.

Board Leadership Structure and Role in Risk Oversight

Our board of directors has overall responsibility for risk oversight. The board’s role in the risk oversight of the Company includes, among other things:

appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

approving all auditing and non-auditing services permitted to be performed by the independent auditors;

reviewing annually the independence and quality control procedures of the independent auditors;

reviewing and approving all proposed related party transactions;

discussing the annual audited financial statements with the management;

meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

  Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The board believes that there are general requirements for service on the Company’s board of directors that are applicable to all directors and that there are other skills and experience that should be represented on the board as a whole but not necessarily by each director. The board considers the qualifications of director and director candidates individually and in the broader context of the board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the board considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the board determines are pertinent in light of the current needs of the board. The board also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The board requires that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the board conducts interviews of potential director candidates to assess intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially. The board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the Common Stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such Common Stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31st. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s Common Stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

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H.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries' chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2011, the end of the Company's last completed fiscal year):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael Lami, CEO (Former Officer)	2010
Angela Ross, CEO (Former Officer)	2011							620,000	620,000
Wang Yi Chuan, CEO	2012
Betty Tsang, CFO	2012

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in China to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

We will also consider forming a compensation committee to oversee the compensation of our named executive officers. The majority of the members of the compensation committee would be independent directors.

Compensation of Directors

Option Grants Table

There were no individual grants or stock options to purchase our common stock made to the executive officer named in the Executive Compensation Table through December 31, 2011

Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised during the fiscal year ended December 31, 2011 by the executive officer named in the Executive Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made to a named executive officer in the last completed fiscal year under any LTIP.

I.	INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Marcum Bernstein &Pinchuk LLP. We WILL NOT have a meeting of shareholders but Marcum Bernstein &Pinchuk LLP will have the opportunity to make a statement if so desired.

The following table represents the aggregate fees billed for professional audit services rendered to the independent auditor, Marcum Bernstein &Pinchuk LLP ("Marcum") for our audit of the annual financial statements for the for the period from March 30, 2011 (inception) through December 31, 2011. Audit fees and other fees of auditors are listed as follows:

For the period from March 30, 2011 (inception) through December 31, 2011

Audit Fees (1)	$39,682	(1)
Audit-Related Fees (4)	--
Tax Fees (5)	--
All Other Fees (6)	--
Total Accounting Fees and Services	$39,682

(1)

Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 8-K, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

              J.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

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              K.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities.

L. MODIFICATION OR EXCHANGE OF SECURITIES

There is no action to be taken with respect to the modification or exchange of any securities.

             M.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the financial statements and related notes presented in this section.

Audited Financial Summary Information for the for the period from March 30, 2011 (inception) through December 31, 2011

Statements of Operations	For the period from March 30, 2011 (inception) through December 31, 2011

Revenue	$0
Cost of Revenue	$0
Total Revenue	$0
Operating expenses	$114,197
(Loss) from operations	$(114,197)
Net (loss)	$(114,197)
Net loss per common share	**

** Less than $.01

Balance Sheet	For the period from March 30, 2011 (inception) through December 31, 2011

Cash	$4,141
Total current assets	$67,768
Other assets	$0
Total Assets	$71,909
Current liabilities	$35,100
Stockholders’ Deficit	$(100,362)
Total liabilities and stockholders’ equity	$71,909

              N.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

No action is to be taken with respect to mergers, consolidations, acquisitions or similar matters.

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O. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

P. RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

Q. ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the Company or of its directors, officers or committees or any minutes of a meeting of its security holders.

R. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken with respect to any matter which is not required to be submitted to a vote of security holders.

S. AMENDMENT OF CHARTER

Name Change Proposal

The amendment to the Company’s Articles of Incorporation will change the Company’s name from RT Technologies, Inc. to CAM Group, Inc. The Board of Directors believes that the name change would be in the best interest of the Company because it would more accurately describe the Company’s business since we are not a technology company. The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the Over the Counter Bulletin Board.

T. OTHER PROPOSED ACTION

Director Removal

The holders of a majority of our common stock have voted to approve the removal of Mr. Zhang Zi Jian and Ms. Fong Fung Yi Precia as Directors of the Company and appoint Mr. Enrique Marchese as Independent Director of the Company.

U. VOTING PROCEDURES

The holders of a majority of our outstanding Common Stock and Series A Preferred Stock, owning approximately 92.12% of the outstanding shares, have executed a written consent in favor of the name change proposal. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about September 10, 2012.

V. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

W. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

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ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

RTTE’s Annual Report on Form 10-K for the year ended December 31, 2011 and Current Report on Form 8-K filed April 24, 2012 is hereby incorporated by reference, and delivered with this Information Statement on or about September 10, 2012 to the holders of Common Stock as of the Record Date of August 13, 2012.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless RTTE has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company’s legal counsel at (646) 807-9094. For a written request, mail request to RT Technologies, Inc., 50 West Liberty Street, Suite 880, Reno, Nevada 89501

Our Annual Report on Form 10-K, for the year ended December 31, 2011 and Current Report on Form 8-K filed April 24, 2012, including audited financial statements as of that date and for the period from March 30, 2011 (inception) through December 31, 2011, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by RTTE can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

RT TECHNOLOGIES, INC.

                                                                           /s/ Weiheng Cai

                                                                           Weiheng Cai

                                                                           President

Dated: September 5, 2012

By the order of the Board of Directors

                                                                           By: /s/ Weiheng Cai

                                                                           Weiheng Cai

                                                                          Director

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